Prospectus supplement dated May 1, 2016
to the following prospectus(es):
The One Investor Annuity prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1) The Total Annual Underlying Mutual Fund Operating Expenses table in the Underlying Mutual Fund Annual Expenses section is deleted in its entirety and replaced with the following:
Total Annual Underlying Mutual Fund Operating Expenses
	Minimum	Maximum
(expenses that are deducted from underlying mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses, as a percentage of average underlying mutual fund assets)	0.57%	1.39%
2) The Example in the Underlying Mutual Fund Annual Expenses section is deleted in its entirety and replaced with the following:
Example
This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses. The example does not reflect premium taxes which, if reflected, would result in higher expenses.
The Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds;
•	the CDSC schedule; and
•	the total Variable Account charges associated with the contract (1.30%).

	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (1.39%)	$882	$1,266	$1,675	$3,118	*	$866	$1,475	$3,118	$282	$866	$1,475	$3,118
Minimum Total Underlying Mutual Fund Operating Expenses (0.57%)	$796	$1,007	$1,243	$2,255	*	$607	$1,043	$2,255	$196	$607	$1,043	$2,255
*	The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.
PRO-2772-4